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                              NU-KOTE HOLDING, INC.

                        DEFERRED STOCK COMPENSATION PLAN
                    AS AMENDED AND RESTATED SEPTEMBER 27, 1996


                                    SECTION 1
                                     PURPOSE

     The purpose of this Deferred Stock Compensation Plan as Amended and Restated September 27, 1996 is to provide participating directors with additional incentives to improve the Company's performance by increasing their stock ownership in Nu-kote Holding, Inc., to reinforce the participating directors' role in enhancing stockholder values, and to provide an additional means of attracting and retaining non-employee directors.

                                    SECTION 2
                                   DEFINITIONS

     2.1 DEFINITIONS. As used herein, the following terms shall have the following meanings:

           (a) "BENEFICIARY" means the person, persons or entity designated pursuant to Section 6 to receive payments under the Plan after the death of a Participant.

           (b) "BOARD" means the Board of Directors of Nu-kote Holding, Inc.

           (c) "COMMON STOCK" means Class A Common Stock of Nu-kote Holding, Inc., along with any Preferred Share Purchase Rights related thereto, which shares may be authorized but unissued shares or treasury shares.

           (d) "COMPANY" means Nu-kote Holding, Inc., a Delaware corporation, and any successor thereof.

           (e) "DEFERRED AMOUNT" means an amount of Fees deferred under the Plan.

           (f) "DIRECTOR" means any member of the Board who is not also an employee of the Company.

           (g) "FEES" mean payments which the Director receives or is entitled to receive from the Company for services as a member of the Board. Such payments shall include directors' regular and special board meeting fees and committee meeting fees, but shall not include any reimbursement of expenses for attending meetings of the Board or any committee thereof.



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           (h) "MARKET PRICE" means, at any date, the closing sales price of the
     Common Stock on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) in the principal market in which the Common Stock is traded, or if no market for the Common Stock exists, the price determined by the Board in its sole discretion at the time of any determination.

           (i) "PARTICIPANT" means any Director who is participating in the Plan from time to time.

           (j) "PLAN" means the Nu-kote Holding, Inc. Deferred Stock Compensation Plan as Amended and Restated September 27, 1996, as from time to time amended and in effect.

           (k) "SPECIAL DEFERRED AMOUNT" means all amounts in a Participant's Stock Account that are credited to such Stock Account during the six month period immediately prior to the Termination of Service of such Participant.

           (l) "STOCK ACCOUNT" means the bookkeeping account maintained by the Company for a Participant pursuant to Section 3.3.

           (m) "TERMINATION OF SERVICE" means the termination (by death, retirement or otherwise) of a Participant's service as a member of the Board.

                                    SECTION 3
                                DEFERRAL OF FEES

     3.1 DEFERRAL ELECTION. Each Director may elect to have all or a portion of his or her Fees for any calendar year deferred under the Plan, by delivering a completed Deferred Election Form, in the form attached hereto as Annex A. Such election shall be filed with the Secretary of the Company prior to the beginning of the calendar year during which such Fees are earned.

     3.2 SUSPENSION OR CONTINUATION OF PARTICIPATION. A deferral election made pursuant to Section 3.1 shall be irrevocable for the first calendar year to which such election relates, and it shall continue in effect for subsequent calendar years until revoked or until it is increased or decreased prospectively by the Participant before the beginning of the calendar year for which such increase or decrease is effective. The termination or suspension of any deferrals under this Section 3.2 shall not affect any amount theretofore deferred.


     3.3 ACCOUNTING FOR DEFERRED AMOUNTS. The Company shall maintain a separate bookkeeping account (hereinafter Stock Account) for each Participant to record the Company's liability to pay all Deferred Amounts. Each Deferred Amount shall be credited to the Stock Account on the date the Fees represented thereby would have been paid but for the Participant's deferral election and shall be converted into stock equivalents at the Market Price on that date, including fractional shares rounded to the nearest one-thousandth of a share. Thereafter, whenever a cash dividend or other distribution is paid on, or with respect to, the Common Stock, the Stock Account shall be credited with additional stock equivalents in an amount equal

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to the number of shares, including fractional shares, that could have been purchased, at the Market Price on the dividend or distribution payment date, had such dividend or other distribution been paid on the stock equivalents in the Stock Account on such date. The value of any such other distribution on, or with respect to, the Common Stock not paid in cash shall, at the option of the Board, be either determined by the Board or independently established.
If the outstanding shares of Common Stock of the Company shall be split or the Company shall pay a stock dividend on its outstanding shares of Common Stock, the stock equivalents, including fractional shares, in the Stock Account on the effective date or payment date of such stock split or stock dividend shall be appropriately adjusted to reflect the effect of such event. All distributions to a Participant in accordance with Section 4 shall be debited to the Participant's Stock Account.

     3.4 ADJUSTMENTS. If the Company is a party to any consolidation, recapitalization, merger, share exchange or other business combination and, in connection with such transaction, all or part of the outstanding Common Stock shall be changed into or exchanged for stock or other securities of any other entity or of the Company or cash or any other property, then the stock equivalents, including fractional shares, in the Stock Account on the effective date of such transaction shall be converted, exchanged or otherwise modified to give full effect to the transaction.

     3.5 STATEMENT OF STOCK ACCOUNT. Upon request, but no more frequently than quarterly, the Company shall deliver to each Participant, within 30 days after a written request, a statement in such form as the Company deems desirable, setting forth the stock equivalents then credited to the Stock Account, and the aggregate Market Price of those stock equivalents.

                                    SECTION 4
                                  DISTRIBUTIONS

     Upon Termination of Service, a Participant's Stock Account shall be distributed to the Participant, or to the Participant's Beneficiary, as the case may be, either in one lump sum or in such number of annual installments (not exceeding five) as the Participant shall have elected on the last Payment Election Form, in the form attached hereto as Annex B, submitted at least six months prior to Termination of Service. Such distribution or distributions shall be made in Common Stock unless the Board, in its sole and absolute discretion, shall elect to make any such distribution in cash at the Market Price on the day preceding the date of such distribution and such distribution or distributions of cash or Common Stock shall be made or commence within 30 days of Termination of Service; provided, however, that notwithstanding anything to the contrary in this Section 4, in no event shall any distribution, whether in Common Stock or in cash, that is attributable to a Special Deferred Amount be made from any Participant's Stock Account until six months has elapsed from the date that such Special Deferred Amount was credited to such Participant's Stock Account. If installment payments are elected by a Participant, the first such installment shall be paid to the Participant within the aforesaid 30-day period and the remaining installments shall be paid on each succeeding anniversary date of the first distribution. In the event a Participant dies prior to the final distribution of his Stock

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Account, all amounts payable under this Section after the death of the
Participant shall be paid to the Participant's Beneficiary in the manner elected by the Participant on the Payment Election Form. In the absence of an election by the Participant as to the manner of payment, the payment shall be made in one installment in the form of Common Stock. In any case in which shares of Common Stock are to be delivered, cash shall be delivered in lieu of any fractional shares at the Market Price of the Common Stock on the day preceding the date of such distribution.

                                 SECTION 5
                         AMENDMENT OR TERMINATION

     5.1 AMENDMENT OR TERMINATION. The Board may amend or terminate the Plan at any time; provided, however, that no amendment or termination shall adversely affect any then existing Stock Accounts or rights under the Plan.

                                 SECTION 6
                               BENEFICIARIES

     Each Participant shall have the right, at any time, to designate any person, persons or entity as a Beneficiary or Beneficiaries (both primary as well as contingent) to whom payments under the Plan shall be made. Such designation and any subsequent change in the Beneficiary designation shall be made by the filing of a Designation of Beneficiary, in the form attached hereto as Annex C, with the Secretary of the Company. Such designation shall be effective only when received by the Secretary of the Company. A new beneficiary form filed with the Secretary of the Company shall serve to revoke all previous Beneficiary designations. Any final decree of divorce of a Participant entered after the filing of a Designation of Beneficiary designating a spouse as Beneficiary shall also revoke such prior designation. If the Participant fails to designate a Beneficiary as provided above, or if the Beneficiary designation is revoked by divorce without execution of a new designation, or if all designated Beneficiaries predecease the Participant, then the Participant's designated Beneficiary shall be deemed to be the person or persons surviving the Participant in the first of the following classes of which there is a survivor, share and share alike:

           (a) Participant's spouse;

           (b) Participant's children, except that if any of the children predecease the Participant but leave issue surviving, then such issue shall take per stirpes the share their parent would have taken if living; and

           (c) Participant's estate.

     In the event that it shall be found upon evidence satisfactory to the Board that any Participant or Beneficiary to whom a benefit is payable under the Plan is unable to care for their affairs because of illness or accident, any payment due (unless prior claim therefor shall have

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been made by duly authorized guardian or other legal representative) shall be paid, upon appropriate indemnification of the Board, to the spouse or other person deemed by the Board to have incurred expenses for the care of such Participant or Beneficiary. Any payment shall be a payment for the account of the Participant or Beneficiary and shall be a complete discharge of any liability of the Company therefor.

                                 SECTION 7
                               MISCELLANEOUS

     7.1 EXPENSES. The expenses of administering the Plan shall be borne by the Company and shall not be charged against any Participant's Stock Account.

     7.2 APPLICABLE LAW. The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of Delaware.

     7.3 NO TRUST OR FUND. No action by the Company or the Board under the Plan shall be construed as creating a trust, escrow or other secured or segregated fund or other fiduciary relationship of any kind in favor of any Participant, Beneficiary, or any other persons otherwise entitled to a Stock Account. The status of Participants and Beneficiaries with respect to any liabilities assumed by the Company hereunder shall be solely those of unsecured creditors of the Company. Any asset acquired or held by the Company in connection with liabilities assumed by it hereunder shall not be deemed to be held under any trust, escrow or other secured or segregated fund or other fiduciary relationship of any kind for the benefit of a Participant or Beneficiary or to be security for the performance of the obligations of the Company, but shall be and remain a general, unpledged, unrestricted asset of the Company at all times subject to the claims of general creditors of the Company.

     7.4 NO ASSIGNABILITY AND BINDING EFFECT. Neither the Participant nor any other person shall acquire any right to, or interest in, any amount awarded to the Participant, otherwise than by actual payment in accordance with the provisions of the Plan, or have any power, voluntarily or involuntarily, to transfer, assign, anticipate, pledge, mortgage or otherwise encumber, alienate or transfer any rights hereunder in advance of any of the payments to be made pursuant to the Plan, or any portion thereof. The obligations of the Company hereunder shall be binding upon any and all successors and assigns of the Company.

     7.5 WITHHOLDING. The Company shall comply with all Federal, state and local laws and regulations respecting the withholding, deposit and payment of any income or employment taxes relating to Deferred Amounts under the Plan, including without limitation the withholding of Common Stock otherwise distributable hereunder in satisfaction of any Federal, state or local income or employment tax obligation.

     7.6 NO IMPACT ON DIRECTORSHIP. The Plan shall not be construed to confer any right on the part of a Participant to be or remain a director of the Company, or to receive any, or any particular rate of, Fees in such capacity.

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     7.7   INTERPRETATIONS.  Interpretations of, and determinations related to, the Plan made by the Company in good faith, including any determinations of Deferred Amounts, Special Deferred Amounts or a Stock Account balance, shall be conclusive and binding upon all parties; and the Company and the members of the Board shall not incur any liability to a Participant or his or her Beneficiary for any such interpretation or determination so made or for any other action taken by it in connection with the Plan.

     7.8 STOCKHOLDER RIGHTS. No Participant shall be deemed for any purpose to be or have rights as a stockholder of the Company with respect to any stock equivalents credited to that Participant's Stock Account, until and unless a certificate for Common Stock is issued upon distribution hereunder.

     7.9 SECURITIES LAWS. Common Stock shall not be distributed to any Participant upon distribution from his or her Stock Account unless the issuance complies with all relevant provisions of law, including without limitation,
(a) securities laws of the State of Delaware, or any other appropriate state,
(b) restrictions, if any, imposed by the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, and (c) until such stock has been approved for listing on any national stock exchange on which the Common Stock is traded.

     7.10  EFFECTIVE DATE.  The Plan shall be effective from and after May 23,
1996.




















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

                                   ANNEX A
                                     TO
                           NU-KOTE HOLDING, INC.
                     DEFERRED STOCK COMPENSATION PLAN
               AS AMENDED AND RESTATED SEPTEMBER 27, 1996

                           DEFERRAL ELECTION FORM


     Pursuant to Section 3.1 of the Nu-kote Holding, Inc. Deferred Stock Compensation Plan as Amended and Restated September 27, 1996, I hereby elect
to defer for the period commencing January 1, 199   and ending at the end of
any calendar year in which I change or revoke my election, the following portions of Fees payable to me as a Director.

      ____ % (0 to 100) of my Regular and Special Board Meeting Attendance Fees
      ____ % (0 to 100) of my Committee Meeting Attendance Fees

     I understand that the amounts deferred under the Plan are not actually invested in Common Stock of the Company, and that such stock is merely an index for the calculation of a bookkeeping account related to my deferrals, and that no representation has been made to me to the contrary.

     I further understand that (a) no action by the Company or the Board under the Plan shall be construed as creating a trust, escrow or other secured or segregated fund or other fiduciary relationship of any kind in favor of any Participant, Beneficiary, or any other person otherwise; (b) the status of Participants and Beneficiaries with respect to any liabilities assumed by the Company under the Plan shall be solely those of unsecured creditors of the Company; and (c) any asset acquired or held by the Company in connection with liabilities assumed by it under the Plan shall not be deemed to be held under any trust, escrow or other secured or segregated fund or other fiduciary relationship of any kind for the benefit of a Participant or Beneficiary or to be security for the performance of the obligations of the Company, but shall be and remain a general, unpledged, unrestricted asset of the Company at all times subject to the claims of general creditors of the Company.


                                     -----------------------------------------
                                     (Signature)

                                     Name:
                                          ------------------------------------
                                          (Please print)

Received:
                                     Date:
                                          ------------------------------------
NU-KOTE HOLDING, INC.

By:
   --------------------------
Title:
      -----------------------
Date:
     ------------------------
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                                    ANNEX B
                                      TO
                            NU-KOTE HOLDING, INC.
                      DEFERRED STOCK COMPENSATION PLAN
                AS AMENDED AND RESTATED SEPTEMBER 27, 1996

                            PAYMENT ELECTION FORM


     I hereby elect the following form for distribution of all amounts due under the Plan: (please check one)

                ____ One payment
                ____ Installments over ____ (not to exceed 5) years

     I acknowledge that the method for distribution of amounts payable under the Plan may be changed by me at any time, but that the last election submitted at least 6 months prior to my Termination of Service shall control.



                                     -----------------------------------------
                                     (Signature)

                                     Name:
                                          ------------------------------------
                                          (Please print)

Received:
                                     Date:
                                          ------------------------------------
NU-KOTE HOLDING, INC.

By:
   --------------------------
Title:
      -----------------------
Date:
     ------------------------










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                                   ANNEX C
                                     TO
                            NU-KOTE HOLDING, INC.
                      DEFERRED STOCK COMPENSATION PLAN
                AS AMENDED AND RESTATED SEPTEMBER 27, 1996

                         DESIGNATION OF BENEFICIARY

     I, the undersigned Participant in the Nu-kote Holding, Inc. Deferred Stock Compensation Plan as Amended and Restated September 27, 1996, hereby designate the following person(s) or entities as my primary and contingent beneficiaries under the Plan, the primary beneficiary to be paid all amounts due me and not yet paid at my death, with the contingent beneficiary receiving such amounts should the primary beneficiary predecease me:

PRIMARY BENEFICIARY:  (List name and address)


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


CONTINGENT BENEFICIARY: (List name and address)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


     Unless otherwise indicated above, more than one primary or contingent beneficiary will share in equal amounts. Signature of the Participant's spouse is required if such spouse is not designated the primary beneficiary.









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                                     -----------------------------------------
                                     (Signature)

                                     Name:
                                          ------------------------------------
                                          (Please print)

                                     Date:
                                          ------------------------------------
NU-KOTE HOLDING, INC.

By:
   --------------------------
Title:
      -----------------------
Date:
     ------------------------




                              SPOUSAL CONSENT

     I, the undersigned spouse of the above-named Participant in the Plan, hereby acknowledge that I have received a copy of the Plan and the related Deferral Election Form and Payment Election Form completed by the
Participant, and consent to the designation of Beneficiary or Beneficiaries set forth above.


                                     -----------------------------------------
                                     (Signature of Spouse)

                                     Name:
                                          ------------------------------------
                                          (Please print)

                                     Date:
                                          ------------------------------------











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